Exhibit 10.4

Execution Version

AMENDMENT No. 1 to the Credit Agreement, dated as of March 21, 2025 (this “Amendment”), among NCL CORPORATION LTD., a Bermuda exempted company limited by shares, as Borrower, the Lenders party hereto (the “Amendment No. 1 Consenting Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS

A.  The Borrower, the Subsidiary Guarantors party thereto (with respect to Section 1.04 thereof only), the Lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as the Administrative Agent, the Collateral Agent and the Global Coordinator are party to that certain Seventh Amended and Restated Credit Agreement, dated as of January 22, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”).

B.  The Credit Agreement permits the Borrower to make certain amendments and modifications to the Credit Agreement and other Loan Documents with the consent of the Borrower and Required Lenders.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged parties hereto hereby agree as follows:

ARTICLE I.
SECTION 1.01.Defined Terms.  Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.  The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.
SECTION 1.02.Amendment of the Credit Agreement. Effective as of the Amendment No. 1 Effective Date and in accordance with Section 10.08 of the Credit Agreement, (i) the Credit Agreement is hereby amended to add the double-underlined text (indicated textually in the same manner as the following example: underlined text) as set forth below:

Section 8.01(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f)            (i) any event or condition occurs that (A) results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; or (ii) the Borrower or any of the Subsidiaries shall fail to pay the principal of any Material Indebtedness at the stated final maturity thereof; provided, that this clause (f) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness or (y) any event or condition (other than any “fundamental change,” “change in control,” default, event of default or other breach of an agreement or condition under the documents providing for such Indebtedness) that permits conversion or exchange, or any conversion or exchange, of convertible or exchangeable Indebtedness of Borrower or any Subsidiary in accordance with its terms, whether into ordinary shares of Holdings (or other securities or property following a merger event, reclassification or other change of the ordinary shares of Holdings), cash or a combination thereof;”

SECTION 1.03.Amendment Effectiveness.  This Amendment shall become effective as of the first date (the “Amendment No. 1 Effective Date”) on which the Administrative Agent (or its counsel) shall have received from Lenders constituting the Required Lenders and the Borrower either (i) a counterpart of (or, in the case of the Lenders, a consent to) this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include by electronic means transmission of a signed signature page of this Agreement) that such party has signed a counterpart of (or, in the case of the Lenders, a consent to) this Agreement.
ARTICLE II.

Miscellaneous
SECTION 2.01.Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, including the Amendment No. 1 Consenting Lenders, and the Administrative Agent that:
(a)As of the Amendment No. 1 Effective Date and after giving effect to the transactions and amendments to occur on the Amendment No. 1 Effective Date, this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Amended Credit Agreement will constitute, its legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)The representations and warranties of the Borrower set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date and, to the extent any such representations and warranties are qualified as to materiality, Material Adverse Effect or similar language, such representations and warranties shall be true and correct in all respects).

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(c)Immediately before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the Amendment No. 1 Effective Date.
SECTION 2.02.Effect of Amendment.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 1 Effective Date.  Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.
(b)On and after the Amendment No. 1 Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2.03.Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.  The provisions of Sections 10.11 and 10.15 of the Amended Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.
SECTION 2.04.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (each as defined under 15 USC §7006, as it may be amended from time to time) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as

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delivery of a manually executed counterpart hereof.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.

SECTION 2.05.Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

NCL CORPORATION LTD.,
as the Borrower

By:/s/ Daniel S. Farkas
Name: Daniel S. Farkas
Title: Executive Vice President, General Counsel, Secretary & Chief Development Officer

[Signature Page – Amendment No. 1 to Seventh Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:/s/ Nadeige Dang
Name: Nadeige Dang
Title: Executive Director

[Signature Page – Amendment No. 1 to Seventh Amended and Restated Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By: /s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

[Signature Page – Amendment No. 1 to Seventh Amended and Restated Credit Agreement]

Citibank, N.A.,
as a Lender

By: /s/ Saad Zaman
Name: Saad Zaman
Title: Authorized Signatory

[Signature Page – Amendment No. 1 to Seventh Amended and Restated Credit Agreement]

Goldman Sachs Bank USA,
as a Lender

By: /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

[Signature Page – Amendment No. 1 to Seventh Amended and Restated Credit Agreement]

MIZUHO BANK, LTD.,
as a Lender

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Managing Director

[Signature Page – Amendment No. 1 to Seventh Amended and Restated Credit Agreement]

TRUIST BANK,
as a Lender

By: /s/ Jason Douglas
Name: Jason Douglas
Title: Director

[Signature Page – Amendment No. 1 to Seventh Amended and Restated Credit Agreement]

WELLS FARGO BANK, N.A.,
as a Lender

By:/s/ Carl Hinrichs
Name: Carl Hinrichs
Title: Executive Director

[Signature Page – Amendment No. 1 to Seventh Amended and Restated Credit Agreement]

BNP PARIBAS,
as a Lender

By:/s/ James Goodall
Name: James Goodall
Title: Managing Director

By:/s/ Kyle Fitzpatrick
Name: Kyle Fitzpatrick
Title: Director

[Signature Page – Amendment No. 1 to Seventh Amended and Restated Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:/s/ Margaret Stock
Name: Margaret Stock
Title: Vice President

[Signature Page – Amendment No. 1 to Seventh Amended and Restated Credit Agreement]

Nordea Bank Abp, filial I Norge,
as a Lender

By: /s/ Jens Petersen
Name: Jens Petersen
Title: Associate

By:/s/ Thor-Erik Bech
Name: Thor-Erik Bech
Title: Managing Director

[Signature Page – Amendment No. 1 to Seventh Amended and Restated Credit Agreement]

Commerzbank AG, New York Branch,
as a Lender

By:/s/ Pedro Bell
Name: Pedro Bell
Title: Managing Director

By:/s/ Jeff Sullivan
Name: Jeff Sullivan
Title: Vice President

[Signature Page – Amendment No. 1 to Seventh Amended and Restated Credit Agreement]